COUNTRY VP Growth Fund
COUNTRY VP Bond Fund
(the “Funds”)
each a Series of the
COUNTRY Mutual Funds Trust (the “Trust”)

Supplement dated November 5, 2010
to the Statement of Additional Information (“SAI”) dated April 30, 2010

The Statement of Additional Information is hereby amended as follows:

1) Effective October 25, 2010, Charlot R. Cole, who served as an Independent Trustee, and William H. Olthoff, who served as an interested Trustee, each resigned from the Board of Trustees. Accordingly, all references to Ms. Cole and Mr. Olthoff in the SAI should be deleted.

2) Effective October 25, 2010, Charles M. Cawley was appointed by the Board of Trustees to serve as an interested Trustee. The table entitled “Management of the Funds – Interested Trustees” on page 13 of the SAI is amended to include the following information for Mr. Cawley.

Name, Address, and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
InterestedTrustees
Charles M. Cawley Born: 1959	Trustee	October 2010- Present	Farmer; Director: Illinois Agricultural Association and Affiliated Companies(3), 2004 to date; Director: COUNTRY Trust Bank(4), 2006 to date.	4	None.

As of December 31, 2009, Mr. Cawley did not own any shares of the Funds, and has not received compensation for his service to the Funds.

3) Roger D. Grace, who serves as an independent Trustee, now serves on the Executive Committee of the Board of Trustees, replacing Ms. Cole.

4) The section entitled “Management of the Funds – Trustee Qualifications” on page 17 is amended to include the following paragraph:

Charles M. Cawley.  Mr. Cawley has served as a Trustee of the Trust since October 2010.  He is a farmer and currently serves as a Director for the Illinois Agricultural Association.  He also serves on the Board of Directors of the insurance and financial services companies comprising COUNTRY Financial, including COUNTRY Mutual Insurance Company, COUNTRY Preferred Insurance Company, COUNTRY Life Insurance Company, COUNTRY Investors Life Assurance Company and COUNTRY Trust Bank®.  Through his employment Mr. Cawley is experienced with financial, accounting, regulatory, and investment matters.

Please retain this Supplement with the SAI for future reference.